Exhibit 99
(c) 2009 by Evans Bancorp ABA Community Bank Investor Conference February 18, 2010 David J. Nasca President & CEO Gary A. Kajtoch Executive Vice President & CFO

(c) 2010 by Evans Bancorp This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise. Safe Harbor Statement 2

(c) 2010 by Evans Bancorp Evans Bancorp, Inc. Note: Market data as of 2/10/10; ownership as of September 30, 2009 filings Recent Price $12.45 Market Capitalization $34.9 million Total Shares Outstanding 2.8 million Ownership - Insider 6.1% Institutional 9.2% 3 Dividend Yield (as of 12/31/09) 5.38% Total Assets $619.4 million Total Loans (excluding Leases) $458.1 million Total Deposits $499.5 million Total Common Equity $46.0 million Evans Established: 1920 Bank Branches: 13 Insurance Agency Locations: 14

(c) 2010 by Evans Bancorp 2009 Market Share by Deposits Source: FDIC, as of June 30, 2009 All Others 2.7% HSBC 38.1% M&T 29.4% Key Bank 9.1% First Niagara 11.2% Evans 1.4% $32.7B Total Deposits Citizens 4.7% Bank of America 3.4% Market Area Note: See supplemental information for location detail. Evans Bank branch The Evans Agency 4 Over 16,000 households Core business growth Buffalo, NY

Comprehensive Financial Services Significant insurance agency presence in WNY $7.2 mm in 2009 revenue ($0.4 million from Investment services) 14 locations ; 7 agency acquisitions since 2004 (c) 2010 by Evans Bancorp 5 Net interest income expanded 17% over 2008 on strong commercial loan growth and reduced deposit costs $22.6 mm in 2009 revenue 2009 net interest margin at 4.33%

Experienced Management Team (c) 2010 by Evans Bancorp David Nasca President and Chief Executive Officer Gary Kajtoch Executive Vice President and Chief Financial Officer Cynthia Rich, Executive Vice President, Operational Excellence and Credit Robert Miller CLU, CPCU Executive Vice President, Sales and Customer Experience / President, The Evans Agency William Glass Executive Vice President, Senior Lending Officer 6 Over 26 years experience with 11 at First Niagara Financial Group in several leadership roles such as bank president, treasurer and executive vice president of strategic planning. Significant experience in M&A and retail banking. Over 20 years financial experience in the banking industry, with 17 years in the finance and treasury divisions of M&T Bank. Over 20 years at M&T Bank in the retail, operations, marketing and finance areas. Over 29 years of insurance agency experience, 7 at TEA. Experience includes agency ownership and production, sales management, marketing, M&A and planning. Over 29 years of banking experience, with more than 16 years at Evans Bancorp and 13 years at M&T Bank and Chase which included credit, operations and retail management.

Evans' Strategy for Growth Evans' Strategy for Growth (c) 2010 by Evans Bancorp 7

(c) 2010 by Evans Bancorp Recent Strategic Actions 8

Waterford Village Bank Acquisition Complements existing network of branches, deepens reach into the northern area of Western New York Transaction facilitated by the Federal Deposit Insurance Corporation (FDIC) Evans Bank assumed approximately $50 million in deposits and $43 million in loans (c) 2010 by Evans Bancorp 9

National Leasing Portfolio 10 Decision Logic Discontinue National Lease Business Service portfolio until maturity Portfolio Status Book value at 12/31/09: $31.5 million (6.4% of total loan portfolio) Cushion: $4.2 million Current run down rate: $1.5 million per month

(c) 2009 by Evans Bancorp Financial Highlights and Results 11

12 (c) 2010 by Evans Bancorp Expanding Asset Base (in millions) Expanded asset base through organic loan growth and acquisition Increased future earnings power potential Restructured balance sheet in 2007; 18.3% CAGR (2007 - 2009) 7.2% CAGR (2005 -2009)

(c) 2010 by Evans Bancorp * Excludes National Lease Portfolio Core Banking: Loan Growth* 13 Commercial loans and acquisition drove 31% growth in 2009 High quality in-market commercial real estate loans Capturing strong credits from larger banks Supports core business strategy (in millions) 17.2% CAGR (2005 -2009)

(c) 2010 by Evans Bancorp 14 Low Cost Core Deposits (in millions) 23.7% increase in 2009 on strong growth in regular savings, demand deposits and acquisition 2009 deposit composition: Savings & Money Market: 46.0%; Time Deposits: 28.6%; Demand & NOW: 20.7%; Municipal Money Market: 4.7% 10.4% CAGR (2005 -2009)

Solid capital base Somewhat limiting for strong growth (c) 2010 by Evans Bancorp Evans Bancorp Regulatory Guidelines Risk-Based Capital Ratios December 31, 2009 For Well Capitalized Tier 1 leverage ratio 7.80% 5.00% Tier 1 risk-based capital 9.92% 6.00% Total risk based capital 11.17% 10.00% TCE/TA 5.87% Tangible Book Value $12.72 15 Capital Structure

(c) 2010 by Evans Bancorp 16 As of December 31, 2009 Diverse Loan and Lease Portfolio

(c) 2010 by Evans Bancorp 17 * Without Leases 1.29% Excludes 90+ days past due still accruing Asset Quality Allowance for Loan Loss / Non-Accruals* NPAs to Total Loan + OREO (Excluding National Lease Portfolio) * 2009 Banks < $1 Billion in Assets percentage is as of Q3 2009

Strong Margins and Revenue Growth

Net Interest Margin Comparison



4.34%
3.60%
3.80%
3.40%
4.22%^
Local Peers*
H-P Peers**
Banks<$1B
Q3 2009
EVBN
Q4 2009

*Local Peer Group comprised of FISI, FNFG, LSBK, MTB & TMP

** High-Performing Peer Group comprised of CCBP, CCNE, GIW, MBVT, MROE & PWOD

^ EVBN without Leases

Revenue (in millions)



9.9% CAGR
(2005 -2009)
$24.7
$1.2
$23.5
$25.6
$2.3
$23.3
$27.9
$3.5
$24.4
$30.9
$4.5
$26.4
$36.0
$3.5
$32.5
2005
2006
2007*
2008
2009**
Leasing Revenue
EVBN without Leases

* Excludes $1.4 million loss on sale of securities associated with balance sheet restructuring in June 2007.

** Excludes $0.7 million gain on bargain purchase.

EVANS BANCORP INC.

18

© 2010 by Evans Bancorp

(c) 2010 by Evans Bancorp 19 Fee income less rate sensitive Capitalize on relationship management Insurance 51% of 2009 non-interest income Focusing on growing commercial lines 6.5% CAGR (2005 -2009) Increasing Non-Interest Income (in millions) * Excludes $1.4 million loss on sale of securities associated with balance sheet restructuring in June 2007. ** Excludes $0.7 million gain on bargain purchase.

20 Bottom-line Results (in millions) Net Income $4.55 $4.92 $3.43 $4.91 $0.71 Earnings Per Share (diluted) $1.76 $1.80 $1.25 $1.78 $0.25

* Excludes national lease portfolio 21 Fourth Quarter 2009 - Core Business Strength (in millions, except per share data) Net Interest Income* Non-Interest Income* Non-Interest Expense* Net Income $0.51 $1.37 $0.18 $0.49 Earnings Per Share (diluted) Q4 2008 Q4 2009 Q4 2008 Q4 2009

(c) 2009 by Evans Bancorp Driving Growth 22 Managing Risk

(c) 2009 by Evans Bancorp 23 Growth Plan Acquired Share of Market / Share of Customer Operational Excellence Robust Capital Strategy Evolve Insurance & Financial Services Brand Development & Talent

(c) 2010 by Evans Bancorp Investment Highlights 24

(c) 2009 by Evans Bancorp ABA Community Bank Investor Conference February 18, 2010 Questions